Exhibit 99.1
Evoqua Water Technologies Signs Definitive Agreement to Acquire Renal Business from STERIS

The acquisition will strengthen Evoqua's offerings in medical water purification systems and aftermarket services.

Pittsburgh, PA - Evoqua Water Technologies (NYSE: AQUA), an industry leader in mission-critical water treatment solutions, today announced that it has entered into a definitive agreement to acquire the assets of the renal business historically operated by Mar Cor Purification and Cantel Medical, subsidiaries of STERIS Plc (NYSE: STE) for $196.3 million. Mar Cor is a leading manufacturer and servicer of medical water, commercial and industrial solutions in North America and will expand Evoqua's service footprint and further its reach into the healthcare vertical market.

The acquired business is headquartered in Plymouth, Minnesota, with 27 service and regeneration facilities in the United States and Canada, and offers significant technical expertise in designing, building, and servicing high-purity water treatment systems to an installed base of approximately 5,500 sites. The acquired business' installed base and large footprint is expected to provide Evoqua with a highly recurring stream of service and aftermarket revenues in an attractive market.

The transaction is anticipated to close during Evoqua's second quarter of fiscal 2022, which ends March 31, 2022, pending customary closing conditions, including regulatory review. The business is expected to generate annualized revenues of approximately $180 million and adjusted EBITDA of approximately $27 million before synergies. Upon closing the transaction, the business will be part of Evoqua's Integrated Solutions and Services segment. The purchase price will be funded through a combination of cash and proceeds from the revolving credit facility.

"Mar Cor's expertise and extensive network are a natural fit with Evoqua's proven customer-centric water treatment solutions and service," said Ron Keating, Evoqua's Chief Executive Officer. "This addition will further strengthen our service footprint in North America while expanding our offerings in the healthcare market."

About Evoqua Water Technologies

Evoqua Water Technologies is a leading provider of mission-critical water and wastewater treatment solutions, offering a broad portfolio of products, services, and expertise to support industrial, municipal, and recreational customers who value water. Evoqua has worked to protect water, the environment, and its employees for more than 100 years, earning a reputation for quality, safety, and reliability around the world. Headquartered in Pittsburgh, Pennsylvania, the company operates in more than 150 locations across ten countries. Serving more than 38,000 customers and 200,000 installations worldwide, our employees are united by a common purpose: Transforming Water. Enriching Life®. To learn more, visit www.evoqua.com.

Advisors

BMO Capital Markets is serving as exclusive financial advisor to Evoqua, and Troutman Pepper Hamilton Sanders LLP is serving as legal counsel.

Forward-Looking Statements

This press release contains certain forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995, Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. You can generally identify forward-looking statements by our use of forward-looking terminology such as “anticipate,” “expect,” “goal,” “intend,” “may,” or “will,” or the negative thereof or other variations thereon or comparable terminology. All of these forward-looking statements are based on our current expectations, assumptions, estimates and projections. While we believe these expectations, assumptions, estimates and projections are reasonable, such forward-looking statements are only predictions and involve known and unknown risks and

Exhibit 99.1
uncertainties, many of which are beyond our control. These and other important factors may cause our actual results, performance or achievements to differ materially from any future results, performance or achievements expressed or implied by these forward-looking statements, including, but not limited to, those risks and uncertainties discussed in our Annual Report on Form 10-K for the fiscal year ended September 30, 2021, and in other filings we may make from time to time with the Securities and Exchange Commission. All statements other than statements of historical fact included herein are forward-looking statements, including, but not limited to, statements relating to the ability of the parties to consummate the proposed transaction, satisfaction of closing conditions to the consummation of the proposed transaction, the expected revenue and adjusted EBITDA to be generated by the acquired business, and our ability to realize anticipated benefits of the proposed transaction. Any forward-looking statements made herein speak only as of the date of this press release. Except as required by law, we do not undertake any obligation to update or revise, or to publicly announce any update or revision to, any of the forward-looking statements made herein, whether as a result of new information, future events or otherwise after the date of this press release. These forward-looking statements should not be relied upon as representing our views as of any date subsequent to the date of this press release.

Non-GAAP Financial Measures

This press release contains a forward-looking projection of expected adjusted EBITDA of the acquired business on an annulized basis. Adjusted EBITDA is not calculated and presented in accordance with generally accepted accounting principles in the United States (“GAAP”). Adjusted EBITDA is defined as net income (loss) before interest expense, income tax benefit (expense), and depreciation and amortization, adjusted for the impact of certain other items, including restructuring and related business transformation costs, share-based compensation, transaction costs, and other gains, losses and expenses that we believe do not directly reflect our underlying business operations. Adjusted EBITDA is one of the primary metrics used by management to evaluate the financial performance of our business. We present adjusted EBITDA because we believe it is frequently used by analysts, investors and other interested parties to evaluate and compare operating performance and value companies within our industry. Further, we believe it is helpful in highlighting trends in our operating results and provides greater clarity and comparability period over period to management and our investors regarding the operational impact of long-term strategic decisions relating to capital structure, the tax jurisdictions in which we operate and capital investments. In addition, adjusted EBITDA highlights true business performance by removing the impact of certain items that management believes do not directly reflect our underlying operations and provides investors with greater visibility into the ongoing organic drivers of our business performance. The presentation of this non-GAAP measure is not meant to be considered in isolation or as a substitute for GAAP measures.

With respect to the forward-looking projection of expected adjusted EBITDA of the acquired business on an annualized basis set forth herein, we have not presented a quantitative reconciliation of this forward-looking non-GAAP financial measure to its most directly comparable GAAP financial measure, net income, because it is impractical to forecast certain items without unreasonable efforts due to the uncertainty and inherent difficulty of predicting the occurrence and financial impact of, and the periods in which, such items, including foreign exchange impact and certain expenses for which we adjust, may be recognized. For the same reasons, we are unable to address the probable significance of the unavailable information, which could be material to future results.

Contacts:
Evoqua Water Technologies

Media
Sarah Brown, 506-454-5495 (office)
sarah.brown@evoqua.com

Investors
Dan Brailer, 724-720-1605 (office)
412-977-2605 (mobile)
dan.brailer@evoqua.com